UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 24, 2022
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2022, Hope Bancorp, Inc. (“HOPE” or the “Company”) issued a news release concerning its results of operations and financial condition for the third quarter and nine months ended and as of September 30, 2022. A copy of the October 24, 2022 news release is furnished as Exhibit 99.1 and incorporated herein by reference.
The information furnished under Item 2.02, Item 7.01 and certain exhibits under Item 9.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.4 to this Current Report on Form 8-K) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be set forth as a specific reference in such filing.
Item 7.01. Regulation FD Disclosure

The Company previously announced that it will host an investor conference call on Tuesday, October 25, 2022 at 9:30 a.m. Pacific Time / 12:30 p.m. Eastern Time to review financial results for its third quarter ended September 30, 2022. A presentation to accompany the conference call, which contains certain historical and forward-looking information relating to the Company (the “Presentation Materials”), has been made available at the Investor Relations section of Hope Bancorp’s website at www.ir-hopebancorp.com. A copy of the Presentation Materials is furnished as Exhibit 99.3 and incorporated herein by reference.

Item 8.01 Other Events.

On October 24, 2022, the Company issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $0.14 per common share. The cash dividend is payable on or about November 17, 2022 to all stockholders of record as of the close of business on November 3, 2022. A copy of the October 24, 2022 news release is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release, dated October 24, 2022, concerning the results of operations and financial condition for the third quarter ended and as of September 30, 2022.
99.2	News release, dated October 24, 2022, announcing the declaration of a quarterly cash dividend.
99.3	Presentation Materials, dated October 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: October 24, 2022	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer